United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(123,601)
Realized Trading Gain (Loss) on Foreign Currency Transactions	3
Unrealized Gain (Loss) on Market Value of Futures	215,921
Unrealized Gain (Loss) on Foreign Currency Translations	6
Interest Income	22,336
ETF Transaction Fees	700
Total Income (Loss)	$115,365

Expenses
Management Fees	$416,654
Tax Reporting Fees	27,435
Brokerage Commissions	26,800
Legal Fees	11,157
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,926
Prepaid Insurance Expense	3,790
Total Expenses	$501,155
Net Income (Loss)	$(385,790)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/14	$512,944,937
Additions (200,000 Shares)	11,028,040
Net Income (Loss)	(385,790)

Net Asset Value End of Month	$523,587,187
Net Asset Value Per Share (9,350,000 Shares)	$56.00

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2014 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2014

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(134,662)
Interest Income	106
Total Income (Loss)	$(134,556)

Expenses
Management Fees	$1,239
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	18
Other Expenses	5,208
Total Expenses	6,491
Expense Waiver	(4,922)
Net Expenses	$1,569
Net Income (Loss)	$(136,125)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/14	$2,292,199
Net Income (Loss)	(136,125)

Net Asset Value End of Month	$2,156,074
Net Asset Value Per Share (100,000 Shares)	$21.56

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2014 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended January 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(17,324)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(106)
Unrealized Gain (Loss) on Market Value of Futures	46,762
Unrealized Gain (Loss) on Foreign Currency Translations	(2)
Interest Income	104
Total Income (Loss)	$29,434

Expenses
Management Fees	$1,549
Brokerage Commissions	119
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	18
Other Expenses	1,860
Total Expenses	3,572
Expense Waiver	(1,577)
Net Expenses	$1,995
Net Income (Loss)	$27,439

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/14	$2,278,939
Net Income (Loss)	27,439

Net Asset Value End of Month	$2,306,378
Net Asset Value Per Share (100,000 Shares)	$23.06

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2014 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended January 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(73,765)
Unrealized Gain (Loss) on Market Value of Futures	20,245
Interest Income	76
Total Income (Loss)	$(53,444)

Expenses
Management Fees	$1,313
Brokerage Commissions	79
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	19
Other Expenses	1,860
Total Expenses	3,296
Expense Waiver	(1,579)
Net Expenses	$1,717
Net Income (Loss)	$(55,161)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/14	$2,197,222
Net Income (Loss)	(55,161)

Net Asset Value End of Month	$2,142,061
Net Asset Value Per Share (100,000 Shares)	$21.42

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2014 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(214,690)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(103)
Unrealized Gain (Loss) on Market Value of Futures	148,266
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	22,622
ETF Transaction Fees	700
Total Income (Loss)	$(43,201)

Expenses
Management Fees	$420,755
Tax Reporting Fees	27,435
Brokerage Commissions	26,998
Legal Fees	11,157
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	6,003
Prepaid Insurance Expense	3,845
Other Expenses	8,928
Total Expenses	$514,514
Expense Waiver	(8,078)
Net Expenses	$506,436
Net Income (Loss)	$(549,637)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/14	$519,713,297
Additions (200,000 Shares)	11,028,040
Net Income (Loss)	(549,637)

Net Asset Value End of Month	$530,191,700

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2014 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612